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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  April 18, 1997




                              QUANEX CORPORATION
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)






       Delaware                             1-5725                                   38-1872178
------------------------          ---------------------------           --------------------------------------
(State of Incorporation)              (Commission File No.)              (I.R.S. Employer Identification No.)







    1900 West Loop South, Suite 1500
             Houston, Texas                                       77027
-----------------------------------------             --------------------------
(Address of Principal Executive Offices)                        (Zip Code)




Registrant's telephone number, including area code:              (713) 961-4600

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                                    Page 1
                       Exhibit Index Appears on Page 9

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            On April 18, 1997, Quanex Corporation, a Delaware corporation (the "Company"), completed the sale of LaSalle Steel Company ("LaSalle"), a Delaware corporation and wholly owned subsidiary of the Company, to Niagara Cold Drawn Corp., a Delaware corporation and wholly owned subsidiary of Niagara Corporation, pursuant to the Stock Purchase Agreement dated as of April 18, 1997 (the "Agreement"). Under the terms of the Agreement, the Company received cash consideration of approximately $65 million, subject to post closing adjustment.

            The disposition of LaSalle was structured as a sale of all of the capital stock of LaSalle. The principle followed in fixing the purchase price for LaSalle under the Agreement was based on negotiations between the parties.

            A copy of the press release announcing the closing of the Agreement is filed as Exhibit 99.1 and is hereby incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a)  Financial Statements of Business Acquired.

            Not applicable.

            (b)  Pro Forma Financial Information.

            The following unaudited pro forma consolidated statements of income for the year ended October 31, 1996 and the three months ended January 31, 1997 give effect to the disposition of LaSalle as if the sale and the resulting debt reduction occurred on November 1, 1995 and November 1, 1996, respectively. The following unaudited pro forma consolidated balance sheet as of January 31, 1997 gives effect to the disposition of LaSalle as if the sale and the reduction of long-term debt with the net proceeds thereof occurred as of that date.

            The pro forma financial information does not purport to be indicative of either a) the results of operations which would have actually been obtained if the disposition had occurred on the dates indicated, or b) the results of operations which will be reported in the future.

            The pro forma income statements do not reflect the anticipated gain on the sale of LaSalle. Quanex treated LaSalle as a discontinued operation and, accordingly, the gain is not part of the pro forma requirements.

                               Quanex Corporation
                   Pro Forma Consolidated Statement of Income
                          Year Ended October 31, 1996
                    (In Thousands, Except Per Share Amounts)
                                  (Unaudited)

                                                                               Pro-              Pro-
                                                Quanex           LaSalle       Forma            Forma
                                               Corporation      Steel Co.    Adjustments     Consolidated
                                              -------------    ----------    -----------     -------------
Net Sales ..............................      $ 895,710       ($158,549)      $       -       $ 737,161
Costs and expenses:
Cost of sales ..........................        772,371        (143,153)              -         629,218
Selling, general and administrative ....         56,798          (5,037)              -          51,761
                                              ---------       ---------       ---------       ---------
Operating income .......................         66,541         (10,359)              -          56,182
Other income (expense):
Interest expense .......................        (11,929)              -           3,578          (8,351)
Capitalized interest ...................            569               -               -             569
Other, net .............................          1,526               -               -           1,526
                                              ---------       ---------       ---------       ---------
Income from continuing operations before
income taxes ...........................         56,707         (10,359)          3,578          49,926
Income tax expense .....................        (23,817)          4,351          (1,503)        (20,969)
                                              ---------       ---------       ---------       ---------
Income from continuing operations ......      $  32,890       ($  6,008)      $   2,075       $  28,957
                                              =========       =========       =========       =========

Earnings per common share from
   continuing operations:
   Primary .............................      $    2.41                                       $    2.12
                                              =========                                       =========
   Fully diluted .......................      $    2.20                                       $    1.98
                                              =========                                       =========

Weighted average number
   of shares outstanding:
Primary ................................         13,658                                          13,658
Assuming full dilution .................         16,585                                          16,585



           SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                               Quanex Corporation
                   Pro Forma Consolidated Statement of Income
                      Three Months Ended January 31, 1997
                    (In Thousands, Except Per Share Amounts)
                                  (Unaudited)

                                                                 Pro-          Pro-
                                               Quanex           Forma          Forma
                                             Corporation      Adjustments    Consolidated
                                             -----------      -----------    ------------
Net Sales ..............................      $ 194,934       $       -       $ 194,934
Costs and expenses:
Cost of sales ..........................        173,013               -         173,013
Selling, general and administrative ....         12,314               -          12,314
                                              ---------       ---------       ---------
Operating income .......................          9,607               -           9,607
Other income (expense):
Interest expense .......................         (4,851)          1,028          (3,823)
Capitalized interest ...................            618               -             618
Other, net .............................           (384)              -            (384)
                                              ---------       ---------       ---------
Income from continuing operations before
income taxes ...........................          4,990           1,028           6,018
Income tax expense .....................         (1,747)           (360)         (2,107)
                                              ---------       ---------       ---------
Income from continuing operations ......      $   3,243       $     668       $   3,911
                                              =========       =========       =========
Earnings per common share from
   continuing operations: ..............      $    0.23                       $    0.28
                                              =========                       =========
Weighted average number
   of shares outstanding: ..............         13,932                          13,932
                                              =========                       =========





               SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                               Quanex Corporation
                      Pro Forma Consolidated Balance Sheet
                                January 31, 1997
                                 (In Thousands)
                                  (Unaudited)

                                                                     Pro-          Pro-
                                                 Quanex              Forma         Forma
ASSETS                                          Corporation       Adjustments   Consolidated
------                                          -----------       -----------  ------------
Current assets:
  Cash and equivalents ...................      $  37,192       $       -       $  37,192
  Accounts and notes receivable, net .....         82,736             308          83,044
  Inventories ............................         89,845               -          89,845
  Deferred income taxes ..................          9,988               -           9,988
  Prepaid expenses .......................          2,113               -           2,113
                                                ---------       ---------       ---------
          Total current assets ...........        221,874             308         222,182

Property, plant and equipment ............        638,273               -         638,273
Less accumulated depreciation
      and amortization ...................       (294,006)              -        (294,006)
                                                ---------       ---------       ---------
Property, plant and equipment, net .......        344,267               -         344,267

Goodwill, net ............................         83,568               -          83,568
Net assets of discontinued operations ....         17,822         (17,822)              -
Other assets .............................         17,140               -          17,140
                                                ---------       ---------       ---------

                                                $ 684,671       ($ 17,514)      $ 667,157
                                                =========       =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable ..........................      $       -       $       -       $       -
  Accounts payable .......................         66,309               -          66,309
  Income taxes payable ...................          5,991          14,228          20,219
  Accrued expenses .......................         34,788               -          34,788
  Current maturities of long-term debt ...            402               -             402
                                                ---------       ---------       ---------
          Total current liabilities ......        107,490          14,228         121,718

Long-term debt ...........................        284,052         (63,900)        220,152
Deferred pension credits .................         11,931               -          11,931
Deferred postretirement welfare benefits .         28,391               -          28,391
Deferred income taxes ....................         32,441               -          32,441
Other liabilities ........................         19,861               -          19,861
                                                ---------       ---------       ---------
          Total liabilities ..............        484,166         (49,672)        434,494

Stockholders' equity:
  Common stock, $.50 par value ...........          6,839               -           6,839
  Additional paid-in capital .............         96,496               -          96,496
  Retained earnings ......................         98,898          32,158         131,056
  Unearned compensation ..................           (185)              -            (185)
  Adjustment for minimum pension liability         (1,543)              -          (1,543)
                                                ---------       ---------       ---------
          Total stockholders' equity .....        200,505          32,158         232,663
                                                ---------       ---------       ---------

                                                $ 684,671       ($ 17,514)      $ 667,157
                                                =========       =========       =========


              SEE NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.

                               Quanex Corporation
              Notes to Pro Forma Consolidated Financial Statements
 For the Year Ended October 31, 1996 and the Three Months Ended January 31, 1997
                                  (Unaudited)


Balance Sheet

The pro forma adjustments to the consolidated balance sheet as of January 31, 1997 reflect the following:

a) Record accounts receivable from LaSalle Steel Company ("LaSalle") which previously was eliminated in consolidation.

b) The disposition of LaSalle for $65.5 million, net of transaction costs of $1.6 million, and the resulting reduction of debt of $63.9 million.

c) The recognition of anticipated gain from the sale and related income taxes.



Income Statement

The pro forma adjustments to the consolidated statements of income reflect the following:

a) The elimination of LaSalle operations for the year ended October 31, 1996.

b) The decrease in interest expense for the year ended October 31, 1996, resulting from the debt repayment of $63.9 million, reduced by estimated quarterly payment of income taxes related to the gain on sale, at an interest rate of 6.3%. The decrease in interest expense for the three months ended January 31, 1997, resulting from the debt repayment of $63.9 million at an interest rate of 6.4%.

c) The tax effect of pro forma adjustments at the Company's effective rate of 42% for the year ended October 31, 1996 and 35% for the three months ended January 31, 1997.

     (c) Exhibits

     2.1 - Stock Purchase Agreement dated as of April 18, 1997, by and among Niagara Corporation, Niagara Cold Drawn Corp., and Quanex Corporation.

     99.1- Press Release of the Company dated April 18, 1997, announcing the closing of the Agreements.

                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                QUANEX CORPORATION





                                                /s/ VIREN M. PARIKH
                                                ------------------------------
Dated:  May 5, 1997                             Viren M. Parikh
                                                Corporate Controller

                              INDEX TO EXHIBITS

    Number                                Exhibit

     2.1 Stock Purchase Agreement dated as of April 18, 1997, by and among Niagara Corporation, Niagara Cold Drawn Corp., and Quanex Corporation.

     99.1 Press Release of the Company dated April 18, 1997, announcing the closing of the Agreements.





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